                                                                    EXHIBIT 99.8

CASE NAME:     KEVCO DISTRIBUTION, LP                              ACCRUAL BASIS

CASE NUMBER:   401-40789-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                        NOVEMBER 21, 2001
---------------------------------------               --------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ Dennis S. Faulkner                                    DEBTOR'S ACCOUNTANT
---------------------------------------               --------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                        NOVEMBER 21, 2001
---------------------------------------               --------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED             MONTH
ASSETS                                                       AMOUNT              OCT-01        MONTH        MONTH
------                                                       ------              ------        -----        -----
1.    Unrestricted Cash (FOOTNOTE)                             41,421                  0
2.    Restricted Cash
3.    Total Cash                                               41,421                  0
4.    Accounts Receivable-Net (Footnote)                   17,545,859            314,759
5.    Inventory (FOOTNOTE)                                 27,611,039
6.    Notes Receivable
7.    Prepaid Rent                                            236,697
8.    Other (Attach List)                                     303,392
9.    Total Current Assets                                 45,738,408            314,759
10.   Property, Plant & Equipment                          22,049,500          9,739,582
11.   Less: Accumulated Depreciation/Depletion             (6,151,901)          (844,526)
12.   Net Property, Plant & Equipment (FOOTNOTE)           15,897,599          8,895,056
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)      5,741,869            481,876
15.   Other (Attach List)                                 100,961,429        124,266,400
16.   Total Assets                                        168,339,305        133,958,091

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable (FOOTNOTE)                                                   413,580
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List) (FOOTNOTE)                                           1,705,946
23.   Total Post Petition Liabilities                                          2,119,526

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                              75,885,064         14,891,816
25.   Priority Debt (FOOTNOTE)                              1,412,879
26.   Unsecured Debt                                       19,966,456         18,555,081
27.   Other (Attach List)                                 243,205,150        244,988,081
28.   Total Pre Petition Liabilities                      340,469,549        278,434,978
29.   Total Liabilities                                   340,469,549        280,554,504

EQUITY

30.   Pre Petition Owners' Equity                                           (172,130,244)
31.   Post Petition Cumulative Profit Or (Loss)                              (33,655,068)
32.   Direct Charges To Equity (Footnote)                                     59,188,899
33.   Total Equity                                                          (146,596,413)
34.   Total Liabilities and Equity                                           133,958,091

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:   401-40789-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                      SCHEDULED         MONTH
ASSETS                                                  AMOUNT          OCT-01      MONTH      MONTH
------                                                ---------         ------      -----      -----
A.     Inventory Vendor Deposit                        130,000
B.     Leased Facility Deposit                         173,392
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                           303,392                 0

A.     Goodwill: Shepherd Products                   5,223,119
B.     Goodwill: DARCO                                 518,750
C.     Capitalized Lease                                                 481,876
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14    5,741,869           481,876

A.     Intercompany Receivables (FOOTNOTE)         100,961,429       124,266,400
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                      100,961,429       124,266,400

POST PETITION LIABILITIES

A.     Accrued Liabilities                                               588,787
B.     Long Term Leases                                                1,107,492
C.     Accrued Interest: Bank                                              9,667
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                       1,705,946

PRE PETITION LIABILITIES

A.     Interco.Payables (FOOTNOTE)                 114,705,150       116,488,081
B.     10 3/8% Senior Sub. Notes                   105,000,000       105,000,000
C.     Sr. Sub. Exchangeable Notes                  23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27    243,205,150       244,988,081

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40789-BJH-11


INCOME STATEMENT
                                                   MONTH                                       QUARTER
REVENUES                                          OCT-01          MONTH           MONTH         TOTAL
--------                                          ------          -----           -----        -------
1.   Gross Revenues (FOOTNOTE)
2.   Less: Returns & Discounts
3.   Net Revenue

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold
8.   Gross Profit

OPERATING EXPENSES

9.   Officer / Insider Compensation
10.  Selling & Marketing                           1,937                                        1,937
11.  General & Administrative                      6,564                                        1,964
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses                      8,501                                        3,901
15.  Income Before Non-Operating
     Income & Expense                             (8,501)                                      (3,901)

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)              52,356                                       52,356
17.  Non-Operating Expense (Att List)
18.  Interest Expense
19.  Depreciation / Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                  52,356                                       52,356

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                            43,855                                       48,455

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:   401-40789-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                               MONTH                                             QUARTER
OPERATING EXPENSES                             OCT-01            MONTH             MONTH          TOTAL
------------------                             ------            -----             -----         -------
A.
B.
C.
D.
E.
TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.  Collection of Bad Debts                   52,356                                              52,356
B.
C.
D.
E.
TOTAL NON-OPERATING INCOME - LINE 16          52,356                                              52,356

A.
B.
C.
D.
E.
TOTAL NON-OPERATING EXPENSE - LINE 17

A.
B.
C.
D.
E.
   TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 3

CASE NUMBER:   401-40789-BJH-11

CASH RECEIPTS AND                             MONTH                                       QUARTER
DISBURSEMENTS                                 OCT-01         MONTH             MONTH       TOTAL
-----------------                             ------         -----             -----      -------
1.  Cash - Beginning Of Month                 SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION LP              SUPPLEMENT TO ACCRUAL BASIS -3
                                                 OCTOBER, 2001
CASE NUMBER:  401-40789-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP        MFG        MGMT     HOLDING  COMP   KEVCO INC    TOTAL
                                             -------        ---        ----     -------  ----   ---------    -----
 1    CASH-BEGINNING OF MONTH                      --     150,202   3,517,653       --     --      1,000   3,668,855

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   --          --                                                 --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                 --          --                                                 --
 4    POST PETITION                                            --                                                 --

 5    TOTAL OPERATING RECEIPTS                     --          --          --       --     --         --          --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                         --                                                 --
 7    SALE OF ASSETS                                      460,000                                            460,000
 8    OTHER                                    49,584      19,073     311,962       --     --         --     380,619
       INTERCOMPANY TRANSFERS                  56,422      17,001     (73,423)      --                            --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED                            304,679
              MISC.                            49,584                                      --
              INTEREST INCOME                                           7,283

 9    TOTAL NON OPERATING RECEIPTS            106,006     496,074     238,539       --     --         --     840,619

10    TOTAL RECEIPTS                          106,006     496,074     238,539       --     --         --     840,619

11    CASH AVAILABLE                          106,006     646,276   3,756,192       --     --      1,000   4,509,474

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                      18,582                                 18,582
13    PAYROLL TAXES PAID                                       --       6,780                                  6,780
14    SALES, USE & OTHER TAXES PAID                            --                                                 --
15    SECURED/RENTAL/LEASES                                    --       9,700                                  9,700
16    UTILITIES                                   138          --         213                                    351
17    INSURANCE                                                --      20,726                                 20,726
18    INVENTORY PURCHASES                                      --                                                 --
19    VEHICLE EXPENSE                                          --                                                 --
20    TRAVEL                                                   --                                                 --
21    ENTERTAINMENT                                            --                                                 --
22    REPAIRS & MAINTENANCE                                    --                                                 --
23    SUPPLIES                                                 --                                                 --
24    ADVERTISING                                                                                                 --
25    OTHER                                   105,868     495,471       3,362       --     --         --     604,701
                         LOAN PAYMENTS        100,996     468,217          --                                569,213
              FREIGHT                           4,600          --                                              4,600
              CONTRACT LABOR                                   --       2,746                                  2,746
              401 K PAYMENTS                                   --                                                 --
              PAYROLL TAX ADVANCE ADP                                                                             --
              WAGE GARNISHMENTS                                                                                   --
              MISC.                               272      27,254         616                                 28,142

26    TOTAL OPERATING DISBURSEMENTS           106,006     495,471      59,363       --     --         --     660,840

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                        --      90,292                                 90,292
28    US TRUSTEE FEES                                          --      13,750                                 13,750
29    OTHER                                                                                                       --
30    TOTAL REORGANIZATION EXPENSE                 --          --     104,042       --     --         --     104,042

31    TOTAL DISBURSEMENTS                     106,006     495,471     163,405       --     --         --     764,882

32    NET CASH FLOW                                --         603      75,134       --     --         --      75,737

33    CASH- END OF MONTH                           --     150,805   3,592,787       --     --      1,000   3,744,592

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40789-BJH-11

                                                   SCHEDULED             MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT              OCT-01            MONTH       MONTH
-------------------------                          ---------            ------            -----       -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                                314,759
5.  Total Accounts Receivable                      17,545,859           314,759
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (FOOTNOTE)           17,545,859           314,759

AGING OF POST PETITION                                     MONTH:   OCTOBER-01
TAXES AND PAYABLES                                                --------------

                                 0 - 30             31 - 60             61 - 90          91 +
TAXES PAYABLE                     DAYS               DAYS                DAYS            DAYS          TOTAL
-------------                    ------             -------             -------          ----          -----
1.  Federal
2.  State
3.  Local
4.  Other (See Below)           413,580                                                               413,580
5.  Total Taxes Payable         413,580                                                               413,580
6.  Accounts Payable                                                                                        0

                                                           MONTH:   OCTOBER-01
                                                                  --------------
STATUS OF POST PETITION TAXES

                                            BEGINNING TAX        AMOUNT WITHHELD                             ENDING TAX
FEDERAL                                       LIABILITY           AND/OR ACCRUED           (AMOUNT PAID)     LIABILITY
-------                                     -------------        ---------------           -------------     ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (FOOTNOTE)                   413,580                                                          413,580
13. Personal Property
14. Other (Attach List)
15. Total State And Local                      413,580                                                          413,580
16. Total Taxes                                413,580                                                          413,580

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    OCTOBER-01
                                                                  --------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                              -----------        -----------
A.  BANK:                                                                               Other Accounts
B.  ACCOUNT NUMBER:                                                                     (Attach List)          TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                  0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                             DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE       INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                  --------       ----------      --------------      -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                  0

CASH
12. Currency On Hand                                                                                   0
13. Total Cash - End of Month                                                                          0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 6

CASE NUMBER:   401-40789-BJH-11                            MONTH:   OCTOBER-01
                                                                  --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

            NAME                    TYPE OF PAYMENT     AMOUNT PAID            TOTAL PAID TO DATE
            ----                    ---------------     -----------            ------------------
1.   Martin, Steve                  Payroll                                          99,229
2.   Martin, Steve                  Exp. Reimb.                                       1,390
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                                                     100,619

                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                   TOTAL
                                        AUTHORIZING       AMOUNT      AMOUNT      TOTAL PAID TO     INCURRED
              NAME                       PAYMENT         APPROVED      PAID           DATE          & UNPAID *
              ----                     ------------      --------     ------      -------------     ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals

   * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                              SCHEDULED      AMOUNTS
                               MONTHLY        PAID
                               PAYMENTS      DURING         TOTAL UNPAID
    NAME OF CREDITOR             DUE          MONTH        POST PETITION****
    ----------------          ---------      -------       -----------------
1.   Bank of America                                          14,891,816
2.   Leases Payable                                                 None
3.
4.
5.   (Attach List)
6.   TOTAL                                                    14,891,816

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40789-BJH-11
                                                          MONTH:    OCTOBER-01
                                                                  --------------
QUESTIONNAIRE

                                                                                                                  YES        NO
                                                                                                                  ---        --
1.     Have any Assets been sold or transferred outside the normal course of business this reporting period?                 X
2.     Have any funds been disbursed from any account other than a debtor in possession account?                             X
3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                     X
4.     Have any payments been made on Pre Petition Liabilities this reporting period?                                        X
5.     Have any Post Petition Loans been received by the debtor from any party?                                              X
6.     Are any Post Petition Payroll Taxes past due?                                                                         X
7.     Are any Post Petition State or Federal Income Taxes past due?                                                         X
8.     Are any Post Petition Real Estate Taxes past due?                                                                     X
9.     Are any other Post Petition Taxes past due?                                                                           X
10.    Are any amounts owed to Post Petition creditors delinquent?                                                           X
11.    Have any Pre Petition Taxes been paid during the reporting period?                                                    X
12.    Are any wage payments past due?                                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                                                  YES        NO
                                                                                                                  ---        --
1.     Are Worker's Compensation, General Liability and other necessary insurance coverages in effect)?            X
2.     Are all premium payments paid current?                                                                      X
3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

      TYPE OF POLICY                  CARRIER                      PERIOD COVERED               PAYMENT AMOUNT & FREQUENCY
      --------------                  -------                      --------------               --------------------------
Property                         Lexington, Allianz                 5/29/00-3/1/02            Semi-Annual           $26,485
Group Health                     Blue Cross/Blue Shield           Terminated 8/1/01                   N/A
Auto                             Liberty Mutual                     9/1/00-3/1/02             Semi-Annual           $ 3,333
General Liability                Liberty Mutual                     9/1/00-3/1/02             Semi-Annual           $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP

CASE NUMBER:  401-40789-BJH-11

                                                     MONTH:   OCTOBER 31, 2001
                                                            --------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM            LINE
NUMBER          NUMBER        FOOTNOTE / EXPLANATION
-------         ------        ----------------------
1               1             Pursuant to the February 12, 2001 Order (1)
3               1             Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH-11). Accordingly, all cash receipts
                              and disbursements flow through Kevco Management's
                              Bank of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3.

1               4             As of July, the remaining accounts receivable are
4               7             for commissions earned for the sale of consigned
                              inventory. Although collection is uncertain,
                              Debtor will maintain these receivables on the
                              balance sheet until such time as the likelihood of
                              collection can be more accurately determined.

1               5, 12         Pursuant to Asset Purchase Agreements approved by
                              the Court (see prior Monthly Operating Reports for
                              details), Debtor has sold most of its assets.

1               22            The Debtor records on its books accruals for
                              certain liabilities based on historical estimates.
                              While known creditors were listed on the Debtor's
                              Schedules, the estimated amounts were not.
                              Accordingly, for purposes of this report, the
                              accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."

1               15A           Intercompany receivables/payables are from/to
1               27A           co-debtors Kevco Management Co. (Case No.
7               3             401-40788-BJH-11), Kevco Manufacturing, LP (Case
                              No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                              No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case
                              No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11).

1               18            Property tax owing is an accrual only and not yet
4               12            due.

1               24            The direct charges to equity are due to secured
1               32            debt reductions pursuant to sales of Kevco
                              Manufacturing, LP's operating divisions, the asset
                              sale of the South Region of Kevco Distribution, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH) has been guaranteed by all of its
                              co-debtors (see Footnote 1,27A); therefore, the
                              secured debt is reflected as a liability on all of
                              the Kevco entities. The charge to equity is simply
                              an adjustment to the balance sheet.

1               25            Pursuant to Order dated February 12, 2001 and
                              Supplemental Order dated March 14, 2001, debtors
                              were authorized to pay pre-petition salaries and
                              wages up to a maximum of $4,300 per employee.
                              Debtors were also (a) allowed to pay accrued
                              vacation to terminated employees and (b) permitted
                              to continue allowing employees to use vacation
                              time as scheduled.
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